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              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

                     CREDIT SUISSE SHORT DURATION BOND FUND

THE FOLLOWING INFORMATION SUPPLEMENTS CERTAIN INFORMATION IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION ("SAI").

In selecting bonds for the fund's portfolio, the investment adviser will consider an asset-backed or mortgage-backed security having an average life of 10 years or less at the time of purchase as having a remaining maturity of 10 years or less. The average life of an asset-backed or mortgage-backed security is the average amount of time that is expected to elapse from the date of purchase of the security until the principal amount of the security is fully repaid, based on a forecast of prepayments of principal over the term of the security. For a further discussion of the average life of mortgaged-backed securities, see "Investment Objectives and Policies - Structured Securities - Mortgage-backed Securities" in the SAI.

Dated: July 8, 2002